CERTIFICATION



I, David Ross, Principal Financial Officer, certify that:

      1. I have reviewed this annual Report on Form 10-KSB of Diapulse Corporation of America, a Delaware Corporation (the "Registrant");


      2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition results of operations and cash flows of the Registrant as of, and for, the periods presented in this report.

      4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15d-5(e)) and internal control over financial reporting (as defined in Exchange Act rules 13(a)-15(f) and 15d-15(f) ) for Registrant and have:


           a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant, is made known to me by others within those entity, (particularly during the period in which this report is being prepared).

           b) Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report my conclusion about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

               c) Disclosed in this report any change in the Registrant's internal controls over financial reporting that occurred during the most recent fiscal quarter that has materially effected or is reasonably likely to materially effect, the Registrant's internal control over financial reporting ; and


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       5. I have disclosed, based on my most recent evaluation of internal control over financial reporting to the Registrant's auditors and the audit committee of Registrant's board of directors:


              a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

              b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.



Date:  May 8, 2007   by:/s/ DAVID M. ROSS
                        ------------------------
                        David M. Ross
                        President and Chief Executive Officer